Washington Federal, Inc.
Fact Sheet
June 30, 2020
($ in Thousands)

					Exhibit 99.2

	As of 12/19		As of 03/20		As of 06/20
Allowance for Credit Losses (ACL) - Total	$165,763		$175,751		$184,849
ACL - Loans	147,513		157,101		165,349
ACL Unfunded Commitments	18,250		18,650		19,500
Total ACL as a % of Gross Loans	1.24%		1.31%		1.29%

	12/19 QTR	12/19 YTD	03/20 QTR	03/20 YTD	06/20 QTR	06/20 YTD
Loan Originations - Total	$1,371,315	$1,371,315	$1,236,664	$2,607,979	$2,117,035	$4,725,014
Multi-Family	86,729	86,729	127,289	214,018	118,060	332,078
Commercial Real Estate	73,027	73,027	106,906	179,933	55,845	235,778
Commercial & Industrial	413,615	413,615	347,969	761,584	1,143,166	1,904,750
Construction	432,444	432,444	338,748	771,192	294,063	1,065,255
Land - Acquisition & Development	40,692	40,692	12,796	53,488	14,695	68,183
Single-Family Residential	167,144	167,144	149,076	316,220	308,571	624,791
Construction - Custom	123,986	123,986	117,313	241,299	149,265	390,564
Land - Consumer Lot Loans	11,015	11,015	10,771	21,786	12,768	34,554
HELOC	22,111	22,111	24,864	46,975	20,190	67,165
Consumer	552	552	932	1,484	412	1,896

Purchased Loans (including acquisitions)	$—	$—	$—	$—	$15,456	$15,456

Net Loan Fee and Discount Accretion	$4,925	$4,925	$4,918	$9,843	$7,204	$17,047

Repayments
Loans	$1,301,419	$1,301,419	$1,203,182	$2,504,601	$1,248,747	$3,753,348
MBS	142,509	142,509	120,852	263,361	179,121	442,482

MBS Premium Amortization	$2,535	$2,535	$2,292	$4,827	$3,250	$8,077

Efficiency
Operating Expenses/Average Assets	2.02%	2.02%	1.94%	1.98%	1.68%	1.87%
Efficiency Ratio (%) (a)	57.05%	57.05%	59.34%	58.19%	57.65%	58.02%
Amortization of Intangibles	$495	$495	$552	$1,047	$552	$1,599
(a) Efficiency ratio for the three months ended December 31, 2019 and nine months ended June 30, 2020 excludes the impact of $31.6 million gain on sales of fixed assets and $5.9 million impairment charge on computer hardware and software.

EOP Numbers
Shares Issued and Outstanding	78,107,870		75,706,100		75,706,026

Share repurchase information
Remaining shares authorized for repurchase	7,052,600		4,628,987		4,627,393
Shares repurchased	914,161	914,161	2,423,613	3,337,774	1,594	3,339,368
Average share repurchase price	$36.62	$36.62	$32.43	$33.58	$24.90	$33.58

Washington Federal, Inc.
Fact Sheet
June 30, 2020
($ in Thousands)

Tangible Common Book Value	As of 12/19		As of 03/20		As of 06/20
$ Amount	$1,720,650		$1,653,635		$1,680,051
Per Share	22.03		21.84		22.19

# of Employees	2,001		2,060		2,062

Investments
Available-for-sale:
Agency MBS	$928,934		$1,073,165		$1,034,014
Other	566,652		619,882		1,029,946
	$1,495,586		$1,693,047		$2,063,960
Held-to-maturity:
Agency MBS	$1,360,693		$920,255		$827,316
	$1,360,693		$920,255		$827,316

	As of 12/19		As of 03/20		As of 06/20
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$1,436,715	10.7%	$1,467,231	10.9%	$1,510,099	10.6%
Commercial Real Estate	1,643,099	12.3	1,717,535	12.8	1,707,893	11.9
Commercial & Industrial	1,352,738	10.1	1,371,128	10.2	2,158,000	15.1
Construction	2,174,313	16.2	2,204,283	16.4	2,328,987	16.3
Land - Acquisition & Development	203,043	1.5	197,010	1.5	195,212	1.4
Single-Family Residential	5,702,071	42.5	5,582,244	41.5	5,461,605	38.2
Construction - Custom	538,234	4.0	547,731	4.1	607,329	4.2
Land - Consumer Lot Loans	97,097	0.7	96,579	0.7	100,102	0.7
HELOC	141,274	1.1	145,761	1.1	140,636	1.0
Consumer	115,829	0.9	105,147	0.8	91,495	0.6
	13,404,413	100%	13,434,649	100%	14,301,358	100%
Less:
Allowance for Credit Losses (ACL)	147,513		157,101		165,349
Loans in Process	1,312,282		1,289,812		1,353,774
Net Deferred Fees, Costs and Discounts	54,757		31,095		48,809
Sub-Total	1,514,552		1,478,008		1,567,932
	$11,889,861		$11,956,641		$12,733,426

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$1,423,706	12.0%	$1,455,688	12.2%	$1,497,749	11.7%
Commercial Real Estate	1,638,178	13.8	1,707,894	14.3	1,684,761	13.2
Commercial & Industrial	1,307,375	11.0	1,321,271	11.0	2,095,768	16.5
Construction	1,162,125	9.8	1,206,794	10.1	1,309,255	10.3
Land - Acquisition & Development	142,819	1.2	141,519	1.2	141,592	1.1
Singe-Family Residential	5,618,716	47.2	5,522,027	46.2	5,405,783	42.4
Construction - Custom	251,347	2.1	262,381	2.2	274,846	2.2
Land - Consumer Lot Loans	93,807	0.8	93,251	0.8	96,584	0.8
HELOC	139,762	1.2	144,036	1.2	138,578	1.1
Consumer	112,026	0.9	101,780	0.8	88,510	0.7
	$11,889,861	100%	$11,956,641	100%	$12,733,426	100%

Washington Federal, Inc.
Fact Sheet
June 30, 2020
($ in Thousands)

	As of 12/19			As of 03/20			As of 06/20
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$5,438,457	45.6%	80	$5,418,762	44.8%	80	$5,789,748	44.2%	80
Idaho	862,667	7.2	24	873,164	7.2	24	918,614	7.0	24
Oregon	2,356,456	19.7	46	2,436,763	20.2	46	2,591,126	19.8	46
Utah	350,825	2.9	10	318,227	2.6	10	576,795	4.4	10
Nevada	390,282	3.3	11	399,659	3.3	11	440,065	3.4	11
Texas	165,717	1.4	6	174,066	1.5	6	220,979	1.6	6
Arizona	1,331,320	11.2	31	1,401,451	11.6	31	1,429,184	10.9	31
New Mexico	1,036,414	8.7	26	1,066,328	8.8	26	1,143,083	8.7	26
Total	$11,932,138	100%	234	$12,088,420	100%	234	$13,109,594	100%	234

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$1,593,392	13.4%		$1,664,707	13.8%		$2,235,689	17.1%
Interest Checking	2,125,878	17.8		2,210,387	18.3		2,410,041	18.4
Savings	748,505	6.3		759,604	6.3		832,383	6.3
Money Market	2,847,346	23.8		3,029,341	25.0		3,422,335	26.1
Time Deposits	4,617,017	38.7		4,424,381	36.6		4,209,146	32.1
Total	$11,932,138	100%		$12,088,420	100%		$13,109,594	100%

Deposits greater than $250,000 - EOP	$3,746,958			$3,953,908			$4,781,447

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$930,883	1.88%		$925,549	1.79%		$925,920	1.78%
From 4 to 6 months	936,979	1.79%		927,835	1.79%		1,192,090	1.29%
From 7 to 9 months	715,509	2.00%		875,111	1.61%		919,329	1.47%
From 10 to 12 months	794,676	1.68%		809,660	1.61%		262,359	0.95%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Multi-Family	$—	—%		$—	—%		$224	0.6%
Commercial Real Estate	5,557	18.5		4,374	13.4		3,416	9.7
Commercial & Industrial	467	1.5		470	1.4		1,847	5.3
Construction	—	—		3,353	10.3		3,353	9.6
Land - Acquisition & Development	86	0.3		82	0.3		78	0.2
Single-Family Residential	23,014	76.5		22,859	70.1		24,876	71.1
Construction - Custom	—	—		—	—		—	—
Land - Consumer Lot Loans	334	1.1		408	1.2		277	0.8
HELOC	630	2.1		1,064	3.3		866	2.5
Consumer	1	—		—	—		64	0.2
Total non-accrual loans	30,089	100%		32,610	100%		35,001	100%
Real Estate Owned	6,339			5,463			5,956
Other Property Owned	3,314			3,314			3,673
Total non-performing assets	$39,742			$41,387			$44,630

Non-accrual loans as % of total net loans	0.25%			0.27%			0.27%
Non-performing assets as % of total assets	0.24%			0.24%			0.25%

Washington Federal, Inc.
Fact Sheet
June 30, 2020
($ in Thousands)

	As of 12/19		As of 03/20		As of 06/20
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Troubled debt restructure ("TDR") loans:
Multi-Family	$380	0.3%	$316	0.3%	$310	0.3%
Commercial Real Estate	3,238	2.9	1,883	1.8	1,849	1.9
Commercial & Industrial	411	0.4	396	0.4	433	0.4
Construction	—	—	—	—	—	—
Land - Acquisition & Development	86	0.1	82	0.1	78	0.1
Single-Family Residential	102,164	92.2	97,025	93.2	91,290	93.1
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	3,556	3.2	3,418	3.3	3,206	3.3
HELOC	942	0.8	843	0.8	835	0.8
Consumer	58	0.1	56	0.1	55	0.1
Total TDR loans	$110,835	100%	$104,019	100%	$98,056	100%

TDRs were as follows:
Performing	$106,380	96.0%	$101,076	97.2%	$95,093	97.0%
Non-performing (b)	4,455	4.0	2,943	2.8	2,963	3.0
Total TDR loans	$110,835	100%	$104,019	100%	$98,056	100%
(b) Included in "Total non-accrual loans" above.

	AMOUNT	CO % (c)	AMOUNT	CO % (c)	AMOUNT	CO % (c)
Net Charge-offs (Recoveries) by Category
Multi-Family	$(498)	(0.14)%	$—	—%	$—	—%
Commercial Real Estate	(270)	(0.07)	(1,007)	(0.23)	(193)	(0.05)
Commercial & Industrial	(94)	(0.03)	72	0.02	2,860	0.53
Construction	(54)	(0.01)	(5)	—	—	—
Land - Acquisition & Development	(1,449)	(2.85)	(126)	(0.26)	(433)	(0.89)
Single-Family Residential	(246)	(0.02)	(192)	(0.01)	(377)	(0.03)
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	60	0.25	(399)	(1.65)	(17)	(0.07)
HELOC	(93)	(0.26)	(1)	—	(1)	—
Consumer	65	0.22	(130)	(0.49)	(137)	(0.60)
Total net charge-offs (recoveries)	$(2,579)	(0.08)%	$(1,788)	(0.05)%	$1,702	0.05%
(c) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Interest Rate Risk
NPV post 200 bps shock (d)		13.9%		12.1%		14.8%
Change in NII after 200 bps shock (d)		0.7%		1.9%		3.0%
(d) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
June 30, 2020
($ in Thousands)

Historical CPR Rates (e)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

6/30/2018	13.0%	12.0%
9/30/2018	12.3%	12.0%
12/31/2018	10.4%	10.3%
3/31/2019	9.3%	9.4%
6/30/2019	13.8%	11.4%
9/30/2019	18.2%	16.9%
12/31/2019	22.0%	21.7%
3/31/2020	19.8%	19.7%
6/30/2020	28.1%	30.3%

(e) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
June 30, 2020
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	December 31, 2019			March 31, 2020			June 30, 2020
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$11,924,778	$142,146	4.73%	$11,890,545	$138,549	4.67%	$12,470,824	$132,847	4.27%
Mortgage-backed securities	2,360,374	15,612	2.62	2,194,479	14,341	2.62	1,931,826	10,843	2.25
Cash & investments	776,633	5,425	2.77	951,719	5,281	2.23	2,093,966	4,697	0.90
FHLB & FRB Stock	124,568	1,641	5.23	122,320	1,447	4.74	152,122	1,322	3.49

Total interest-earning assets	15,186,353	164,824	4.31%	15,159,063	159,618	4.22%	16,648,738	149,709	3.61%
Other assets	1,189,996			1,204,060			1,294,675
Total assets	$16,376,349			$16,363,123			$17,943,413

Liabilities and Equity
Customer accounts	$11,888,167	31,481	1.05%	$11,919,451	28,638	0.96%	$12,738,002	21,393	0.67%
FHLB advances	2,264,457	13,658	2.39	2,208,242	13,368	2.43	2,953,297	10,938	1.49
Other borrowings	—	—	—	77	—	—	—	—	—

Total interest-bearing liabilities	14,152,624	45,139	1.27%	14,127,770	42,006	1.19%	15,691,299	32,331	0.83%
Other liabilities	206,876			212,129			262,108
Total liabilities	14,359,500			14,339,899			15,953,407
Stockholders’ equity	2,016,849			2,023,224			1,990,006
Total liabilities and equity	$16,376,349			$16,363,123			$17,943,413

Net interest income		$119,685			$117,612			$117,378

Net interest margin (1)			3.15%			3.10%			2.82%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
June 30, 2020
Delinquency Summary
($ in Thousands)

TYPE OF LOANS				# OF LOANS				% based		% based
	#LOANS	AVG Size	LOANS AMORTIZED COST	30	60	90	Total	on #	$ Delinquent	on $
June 30, 2020
Multi-Family	1,091	1,384	$1,509,837	—	—	1	1	0.09%	$224	0.01%
Commercial Real Estate	1,101	1,545	1,700,568	1	1	6	8	0.73	3,266	0.19
Commercial & Industrial (1)	8,524	251	2,138,462	—	7	11	18	0.21	3,736	0.17
Construction	556	2,401	1,334,948	—	—	2	2	0.36	3,353	0.25
Land - Acquisition & Development	118	1,290	152,234	—	—	—	—	—	—	—
Single-Family Residential	22,746	240	5,452,424	27	25	93	145	0.64	29,122	0.53
Construction - Custom	1,069	260	278,182	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,117	89	99,255	3	2	5	10	0.90	482	0.49
HELOC	3,042	46	141,165	4	1	12	17	0.56	720	0.51
Consumer	2,952	31	91,700	23	25	13	61	2.07	702	0.77
	42,316	305	$12,898,775	58	61	143	262	0.62%	$41,605	0.32%

March 31, 2020
Multi-Family	1,103	1,330	$1,467,430	1	—	—	1	0.09%	$356	0.02%
Commercial Real Estate	1,107	1,556	1,722,533	2	3	5	10	0.90	4,642	0.27
Commercial & Industrial	1,824	746	1,359,847	16	—	7	23	1.26	2,273	0.17
Construction	529	2,325	1,230,142	—	—	2	2	0.38	3,353	0.27
Land - Acquisition & Development	115	1,321	151,919	1	—	—	1	0.87	394	0.26
Single-Family Residential	23,347	239	5,568,843	40	20	74	134	0.57	26,182	0.47
Construction - Custom	993	267	265,556	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,109	86	95,829	2	2	6	10	0.90	777	0.81
HELOC	3,086	47	146,282	4	2	10	16	0.52	1,052	0.72
Consumer	3,133	34	105,361	42	65	13	120	3.83	630	0.60
	36,346	333	$12,113,742	108	92	117	317	0.87%	$39,659	0.33%

December 31, 2019
Multi-Family	1,106	1,297	$1,434,212	1	—	—	1	0.09%	$137	0.01%
Commercial Real Estate	1,114	1,482	1,651,245	1	1	5	7	0.63	4,693	0.28
Commercial & Industrial	1,783	752	1,341,052	16	2	6	24	1.35	267	0.02
Construction	507	2,335	1,184,044	—	1	—	1	0.20	1,415	0.12
Land - Acquisition & Development	132	1,161	153,232	2	1	—	3	2.27	888	0.58
Single-Family Residential	23,784	238	5,665,070	44	8	81	133	0.56	26,363	0.47
Construction - Custom	1,018	250	254,277	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,135	85	96,374	4	—	9	13	1.15	454	0.47
HELOC	3,049	47	141,797	10	2	9	21	0.69	1,382	0.97
Consumer	3,336	35	116,071	33	19	16	68	2.04	620	0.53
	36,964	326	$12,037,374	111	34	126	271	0.73%	$36,219	0.30%

(1) Includes 6,425 of SBA PPP loans with a balance of $739,473, all of which are current.